UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 8, 2012

Moody National REIT I, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-150612	26-1812865
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6363 Woodway Drive, Suite 110
Houston, Texas 77057
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01              Completion of Acquisition or Disposition of Assets.

As previously disclosed, on April 12, 2012, Moody National REIT I, Inc. (the “Company”), through Moody National Wood-Hou Holding, LLC, the Company’s wholly owned subsidiary (“Moody Holding”), assumed the Purchase Agreement, dated as of March 22, 2012, as amended, relating to the acquisition from unaffiliated third-party sellers of a hotel property located in The Woodlands, Texas, commonly known as the Homewood Suites by Hilton – Woodlands (the “Woodlands Property”).

Property Acquisition

On November 8, 2012 (the “Closing Date”), Moody Holding acquired fee simple title to the Woodlands Property from unaffiliated third party sellers for an aggregate purchase price of $12,000,000, comprised of (1) a cash payment to the sellers of approximately $5,089,000 and (2) the Company’s assumption and modification of an existing mortgage loan secured by the Woodlands Property with an original principal amount of $7,500,000 (the “Woodlands Loan”) from U.S. Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9 (the “Lender”). See Item 2.03 of this Current Report on Form 8-K for additional discussion of the Woodlands Loan. In connection with the acquisition of the Woodlands Property, the Company's advisor will earn an acquisition fee of approximately  $180,000. The net operating income of the Woodlands Property increased between the date that the Company assumed the purchase agreement for the Woodlands Property and the Closing Date.

The Woodlands Property is a 91-suite hotel property located in The Woodlands, Texas, a suburb of Houston, Texas.  The Woodlands Property was developed in 2001 and features 70 one bedroom/one bath suites and 21 two bedroom/two bath suites.  All suites at the Woodlands Property have fully equipped kitchens, separate eating and sitting areas and high speed internet access.  Property amenities at the Woodlands Property include a business center, meeting rooms, fitness center and courtyard pool and spa. The Woodlands is the largest master planned community in Texas and is located approximately 20 miles north of downtown Houston.  Over 1,000 companies are located in The Woodlands, including Fortune 500 companies such as Anardarko and Chevron Phillips.  Additionally, Exxon Mobil has announced that it is developing an office complex in The Woodlands to consolidate its several separate offices located throughout Houston, which is expected to provide office space for approximately 10,000 employees when it is completed in 2015.

Management and Leasing of the Property

In connection with the acquisition of the Woodlands Property, the Company formed a taxable REIT subsidiary (the “TRS”).  Upon the closing of the acquisition of the Woodlands Property, Moody National Wood-Hou MT, LLC, a wholly owned subsidiary of the TRS (the “Master Tenant”), entered into a Hotel Lease Agreement pursuant to which Moody Holding leases the Woodlands Property to Master Tenant (the “Hotel Lease”).  The Hotel Lease provides for a ten-year lease term, provided that Moody Holding may terminate the Hotel Lease upon 45 days prior written notice to Master Tenant in the event that Moody Holding contracts to sell the Woodlands Property to a non-affiliated entity, effective upon the consummation of such a sale of the Woodlands Property. Pursuant to the Hotel Lease, Master Tenant will pay an annual base rent of $1.16 million, $1.19 million, $1.21 million, $1.24 million and $1.26 during year one, two, three, four and five, respectively, of the term of the Hotel Lease. The annual base rent paid by Master Tenant will be adjusted as set forth in the Hotel Lease beginning in year six of the lease term, and every five years thereafter for the remaining term of the Hotel Lease.  In addition to an annual base rent, Master Tenant will pay an annual percentage rent in an amount equal to (1) a fixed percentage of the Woodlands Property’s gross revenues for the previous year, minus (2) the amount of the annual base rent paid for the previous year.

Moody National Hospitality Management, LLC, an affiliate of the Company (the “Property Manager”), manages the Woodlands Property pursuant to a Hotel Management Agreement between the Property Manager and the Master Tenant (the “Management Agreement”). Pursuant to the Management Agreement, Master Tenant will pay the Property Manager a monthly base management fee in an amount equal to 3.0% of the Woodlands Property’s gross operating revenues (as defined in the Management Agreement). In addition, the Property Manager will receive a monthly $2,500 fee for providing centralized accounting services and is eligible to receive additional fees for technical, procurement or other services for the Woodlands Property to the extent Master Tenant requests such services pursuant to the Management Agreement. The Management Agreement has an initial ten-year term, and thereafter will automatically renewal for four consecutive five-year renewal terms unless Property Manager or Master Tenant provides written notice of termination at least 180 days prior to the end of the then current term. In the event that Master Tenant terminates the Management Agreement for any reason other than the Property Manager’s default, Master Tenant will pay Property Manager a termination fee equal to the base management fee estimated to be earned by the Property Manager for the remaining term of the Management Agreement, as adjusted for inflation and other factors; provided, however that so long as the Woodlands Loan remains outstanding, Master Tenant may terminate the Management Agreement at any time upon 30 days prior notice without paying any termination fee.

The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Loan Agreement

In connection with the acquisition of the Woodlands Property by Moody Holding, on the Closing Date, Moody Holding assumed, as modified, the Woodlands Loan pursuant to a Consent, Modification and Assumption Agreement by and among Moody Holding and the Lender. As of the Closing Date, the Woodlands Loan had an outstanding principle balance of approximately $6,911,000.

The entire unpaid principal balance of the Woodlands Loan and all accrued and unpaid interest thereon will be due and payable in full on December 6, 2016 (the “Maturity Date”). Interest on the outstanding principal balance of the Woodlands Loan will accrue at a per annum rate equal to 6.0% (the “Interest Rate”). In the event that, and so long as, any event of default has occurred and is continuing under the Woodlands Loan, the outstanding principal balance of the Woodlands Loan and any unpaid interest thereon will bear interest at a per annum rate equal to the lesser of (1) the highest interest rate permitted by applicable law and (2) the Interest Rate plus 5.0%. In addition, in the event that any payment due under the Woodlands Loan is not made when due, Moody Holding will pay a late charge in an amount equal to 5.0% of the amount of the overdue payment. Moody Holding may, upon at least thirty days prior written notice to the Lender, prepay the Woodlands Loan in full without penalty at any time following the date that is three months prior to the Maturity Date. In certain circumstances a prepayment of the Woodlands Loan will be subject to a prepayment penalty calculated in accordance with the promissory note evidencing the Woodlands Loan.

The performance of the obligations of Moody Holding under the Woodlands Loan are secured by, among other things, (1) a security interest in the Woodlands Property and other collateral granted to Lender by Moody Holding pursuant to a Deed of Trust and Security Agreement, (2) a security interest in all personal property, accounts, inventory and other collateral related to the Master Tenant’s operation of the Woodlands Property granted to Lender by Master Tenant pursuant to a Security Agreement, (3) an assignment of the leases and rents of the Woodlands Property in favor of the Lender by each of Moody Holding and Master Tenant, (4) an assignment of all of Master Tenant’s right, title and interest in and to the Management Agreement and the subordination of all of the Property Manager’s rights and interests with respect to the Woodlands Property to the liens and interests of the Lender pursuant to an Assignment and Subordination of Management Agreement, and (5) an absolute guaranty to pay, and agreement to indemnify the Lender with respect to, certain of the obligations and liabilities of Moody Holding under the Woodlands Loan granted to the Lender, on a joint and several basis, by Brett C. Moody, the Company and Moody National Operating Partnership I, L.P., the Company’s operating partnership (the “Operating Partnership”).

In addition, pursuant to a Hazardous Substances Indemnity Agreement (the “Environmental Indemnity”), Brett C. Moody, the Company, the Operating Partnership and Moody Holding (collectively, the “Indemnitors”) have agreed to jointly and severally indemnify and hold harmless the Lender from and against any losses, damages, claims, suits or other liabilities of any nature that the Lender or the Woodlands Property may suffer or incur as a result of, among other things, (1) any violation of any environmental law related to or affecting the Woodlands Property, (2) the presence, release or threat of release of any hazardous, toxic or harmful substance on, in, under or affecting the Woodlands Property or it surroundings, (3) any breach of or failure to comply with the Environmental Indemnity by any Indemnitor, and (4) the enforcement of the Environmental Indemnity. Pursuant to the Environmental Indemnity, the Indemnitors also make certain covenants and agreements with respect to the Woodlands Property, including maintaining compliance with environmental laws and performing any necessary environmental remediation of the Woodlands Property.

The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.3 through 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(a)	Financial Statements.

It is not practical at this time to provide the required financial statements for the acquired real property described in this Current Report on Form 8-K, and no financial statements (audited or unaudited) are available at this time. The required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

See paragraph (a) above.

(d)  Exhibits.

Exhibit No.	Description
10.1	Hotel Lease Agreement, dated November 7, 2012, by and between Moody National Wood-Hou Holding, LLC and Moody National Wood-Hou MT, LLC
10.2	Hotel Management Agreement, dated November 7, 2012, by and between Moody National Wood-Hou MT, LLC and Moody National Hospitality Management, LLC
10.3
Promissory Note, dated November 17, 2006, by Woodlands Terrapin Investors I, LLC, Woodlands Terrapin Investors II, LLC, Woodlands Terrapin Investors III, LLC, 537 Houston, LLC, Maven Houston, LLC, Marc Hotel Houston, LLC and Miriam Hotel Houston, LLC, in favor of ARCS Commercial Mortgage Co., L.P.

10.4
Consent, Modification and Assumption Agreement With Release, dated November 7, 2012, by and among Woodlands Terrapin Investors I, LLC, Woodlands Terrapin Investors II, LLC, Woodlands Terrapin Investors III, 537 Houston, LLC, Maven Houston, LLC, Marc Hotel Houston, LLC, Miriam Hotel Houston, LLC, Terrapin Operator Woodlands, LLC, Moody Wood-Hou Holding, LLC, Moody National REIT I, Inc., Moody National Operating Partnership I, L.P., Moody National Wood-Hou MT, LLC, Brett C. Moody and U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., as Trustee, Successor by Merger to LaSalle Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9

10.5
Deed of Trust and Security Agreement, dated November 17, 2006, by and among Woodlands Terrapin Investors I, LLC, Woodlands Terrapin Investors II, LLC, Woodlands Terrapin Investors III, 537 Houston, LLC, Maven Houston, LLC, Marc Hotel Houston, LLC, Miriam Hotel Houston, LLC and ARCS Commercial Mortgage Co., L.P.

10.6
Security Agreement, dated November 7, 2012, by Moody National Wood-Hou MT, LLC in favor of U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., as Trustee, Successor by Merger to LaSalle Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9

10.7
Assignment of Leases and Rents, dated November 7, 2012, by Moody National Wood-Hou MT, LLC in favor of U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., as Trustee, Successor by Merger to LaSalle Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9

10.8
Assignment and Subordination of Management Agreement, dated November 7, 2012, by Moody National Wood-Hou MT, LLC and Moody National Hospitality Management, LLC in favor of U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., as Trustee, Successor by Merger to LaSalle Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9

10.9
Indemnity and Guaranty Agreement, dated November 7, 2012, by Moody National REIT I, Inc., Moody National Operating Partnership I, L.P. and Brett C. Moody in favor of U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., as Trustee, Successor by Merger to LaSalle Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9

10.10
Hazardous Substances Indemnity Agreement, dated November 7, 2012, by Moody National Wood-Hou Holding, LLC, Moody National REIT I, Inc., Moody National Operating Partnership I, L.P. and Brett C. Moody in favor of U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., as Trustee, Successor by Merger to LaSalle Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT I, INC.

Date: November 15, 2012	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President

  EXHIBIT INDEX

Exhibit No.	Description
10.1	Hotel Lease Agreement, dated November 7, 2012, by and between Moody National Wood-Hou Holding, LLC and Moody National Wood-Hou MT, LLC
10.2	Hotel Management Agreement, dated November 7, 2012, by and between Moody National Wood-Hou MT, LLC and Moody National Hospitality Management, LLC
10.3
Promissory Note, dated November 17, 2006, by Woodlands Terrapin Investors I, LLC, Woodlands Terrapin Investors II, LLC, Woodlands Terrapin Investors III, LLC, 537 Houston, LLC, Maven Houston, LLC, Marc Hotel Houston, LLC and Miriam Hotel Houston, LLC, in favor of ARCS Commercial Mortgage Co., L.P.

10.4
Consent, Modification and Assumption Agreement With Release, dated November 7, 2012, by and among Woodlands Terrapin Investors I, LLC, Woodlands Terrapin Investors II, LLC, Woodlands Terrapin Investors III, 537 Houston, LLC, Maven Houston, LLC, Marc Hotel Houston, LLC, Miriam Hotel Houston, LLC, Terrapin Operator Woodlands, LLC, Moody Wood-Hou Holding, LLC, Moody National REIT I, Inc., Moody National Operating Partnership I, L.P., Moody National Wood-Hou MT, LLC, Brett C. Moody and U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., as Trustee, Successor by Merger to LaSalle Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9

10.5
Deed of Trust and Security Agreement, dated November 17, 2006, by and among Woodlands Terrapin Investors I, LLC, Woodlands Terrapin Investors II, LLC, Woodlands Terrapin Investors III, 537 Houston, LLC, Maven Houston, LLC, Marc Hotel Houston, LLC, Miriam Hotel Houston, LLC and ARCS Commercial Mortgage Co., L.P.

10.6
Security Agreement, dated November 7, 2012, by Moody National Wood-Hou MT, LLC in favor of U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., as Trustee, Successor by Merger to LaSalle Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9

10.7
Assignment of Leases and Rents, dated November 7, 2012, by Moody National Wood-Hou MT, LLC in favor of U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., as Trustee, Successor by Merger to LaSalle Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9

10.8
Assignment and Subordination of Management Agreement, dated November 7, 2012, by Moody National Wood-Hou MT, LLC and Moody National Hospitality Management, LLC in favor of U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., as Trustee, Successor by Merger to LaSalle Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9

10.9
Indemnity and Guaranty Agreement, dated November 7, 2012, by Moody National REIT I, Inc., Moody National Operating Partnership I, L.P. and Brett C. Moody in favor of U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., as Trustee, Successor by Merger to LaSalle Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9

10.10
Hazardous Substances Indemnity Agreement, dated November 7, 2012, by Moody National Wood-Hou Holding, LLC, Moody National REIT I, Inc., Moody National Operating Partnership I, L.P. and Brett C. Moody in favor of U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., as Trustee, Successor by Merger to LaSalle Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9